UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2014

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Dairy Ashford Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 6, 2014, ConocoPhillips Company (“CPCo”), a Delaware corporation and wholly owned subsidiary of ConocoPhillips, a Delaware corporation (“ConocoPhillips”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated November 6, 2014 (the “Terms Agreement”), among CPCo, ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by CPCo of $750,000,000 aggregate principal amount of its 2.875% Notes due 2021 (the “2021 Notes”), $1,000,000,000 aggregate principal amount of its 3.350% Notes due 2024 (the “2024 Notes”), $500,000,000 aggregate principal amount of its 4.150% Notes due 2034 (the “2034 Notes”) and $750,000,000 aggregate principal amount of its 4.300% Notes due 2044 (the “2044 Notes” and, together with the 2021 Notes, the 2024 Notes and the 2034 Notes, the “Notes”), in each case fully and unconditionally guaranteed by ConocoPhillips, to be issued pursuant to the Indenture, dated as of December 7, 2012 (the “Indenture”), among CPCo, as issuer, ConocoPhillips, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee. The terms of the Notes are further described in the prospectus supplement of ConocoPhillips and CPCo dated November 6, 2014, together with the related prospectus dated May 29, 2014, as filed with the Securities and Exchange Commission under
Rule 424(b)(2) of the Securities Act of 1933 on November 7, 2014, which description is incorporated herein by reference.

A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the form of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Janet Langford Kelly
Janet Langford Kelly Senior Vice President, Legal, General Counsel and Corporate Secretary

Dated: November 12, 2014

EXHIBIT INDEX

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated November 6, 2014, among ConocoPhillips Company, ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of December 7, 2012, among ConocoPhillips Company, as issuer, ConocoPhillips, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of senior debt securities of ConocoPhillips Company (incorporated by reference to ConocoPhillips’ Current Report on Form 8-K filed with the SEC on December 7, 2012).

4.2	Form of the terms of the 2021 Notes, the 2024 Notes, the 2034 Notes and the 2044 Notes, including the form of the 2021 Note, the 2024 Note, the 2034 Note and the 2044 Note.

5.1	Opinion of Bracewell & Giuliani LLP

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1 hereto).